Exhibit 10.3
                                                                    ------------


                            GOLD RESOURCE CORPORATION
                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of (date) (the "Date of Grant"), by and between Gold Resource Corporation, a Colorado corporation (the "Corporation"), and (Name) (the "Optionee").

                                   WITNESSETH:

     WHEREAS, on (date), the Board of Directors determined that the Optionee should receive an option to purchase shares of the Corporation's Common Stock under the Corporation's Non-Qualified Stock Option and Stock Grant Plan (the "Plan") in order to provided the Optionee with an opportunity for investment in the Corporation and additional incentive to pursue the success of the Corporation, said option to be for the number of shares, at the price per share and on the terms set forth in this Agreement; and

     WHEREAS, Optionee desires to receive an option on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. Grant of Option. The Corporation hereby grants to Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for service, the right and option (the "Option") to purchase all or any part of an aggregate of (number) shares of reserved authorized and unissued $.001 par value Common Stock of the Corporation (the "Option Shares") pursuant to the terms and conditions set forth in this Agreement.

     2. Option Price. At any time when shares are to be purchased pursuant to the Option, the purchase price for each Option Share shall be $x.xx (the "Option Price").

     3. Option Period. The Option period shall commence as of the Date of Grant and shall terminate (number) years from the Date of Grant, unless terminated earlier as provided in this Agreement. If an Optionee, for any reason, other than the Optionee's death, ceases to be employed by, a consultant for, an employee of an affiliate, or a director of, either of the Corporation or a Related Company, any Option held by the Optionee at the time he ceases to be an employee, consultant, an employee of an affiliate, or director may be exercised within 90 days after the date of such cessation, but only to the extent that the Option was exercisable according to its terms on the date of such cessation. After such 90 day period, any unexercised portion of an Option shall expire. Any Option held by an Optionee at the time of his death may be exercised by his estate, subject to any limitation otherwise applicable to such Option, only within six months of his death or such longer period as the Board of Directors of the Corporation may determine.

     Notwithstanding the foregoing, in the case of an Optionee who is an employee of the Corporation, a Related Company or Affiliate Company, if the Optionee's employment by the Corporation or Related Company or Affiliate Company ceases due to the Corporation's or Related Company or Affiliate Company's termination of such Optionee's employment for cause, any unexpired portion of any Option held by the Optionee shall immediately expire.

     4. Exercise of Option.

        (a) The Option may be exercised by delivering to the Corporation:

          (i) a Notice and Agreement of Exercise of Option, substantially in the form attached hereto as Exhibit A, specifying the number of Option Shares with respect to which the Option is exercised, and

         (ii) full payment of the Option Price for such shares, either in cash, by delivery of shares as provided in subparagraph (b) below, or a combination thereof.

         (b) Notwithstanding the foregoing, an Option may not be exercised in part unless the purchase price of the Option Shares purchased is at least $1,000.00. If the purchase price of the Option Shares purchased by the Optionee at one time exceeds $2,000.00, the Optionee may request that he be permitted to pay all or a portion of the Option Price by delivering to the Option Committee a Request for Payment in Shares, substantially in the form attached hereto as Exhibit B. If the request is approved, payment shall be made by delivery to the Corporation for cancellation shares of the Company's stock that are owned by the Optionee and have a Fair Market Value equal to the portion of the Option Price that the Optionee does not pay by tendering cash or certified funds. The Fair Market Value of the Corporation's stock delivered as payment of the Option Price shall be reasonably determined by the Option Committee; provided, however, that if there is a public market for the Common Stock on that day (or on the preceding business day if such date is a Saturday, Sunday, or a holiday), on either a national or small-cap market, as reported by the National Association of Securities Dealers Automated Quotation System (the "NASDAQ"); or by the Wall Street Journal, provided further, that if no such published bid and asked price is available, the Fair Market Value of such shares shall not be less than the average of the means between the bid and asked prices quoted on that date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Option Committee.

         (c) Promptly upon receipt of the Notice of Agreement and Exercise and the full payment of the Option Price by the Optionee (including payment or provision for payment of any applicable withholding or similar taxes), the Corporation shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares being purchased.

     5. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Corporation, any applicable registration requirements of the Securities Act of 1933, any applicable listing requirements of any securities exchange on which stock of the same class is listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with. Pursuant to the terms of the Notice of Agreement of Exercise that shall be delivered to the Corporation upon each exercise of the Option, the Optionee shall acknowledge, represent, warrant and agree as follows:

         (a) All Option Shares shall be acquired solely for the account of the Optionee for investment purposes only and with no view to their resale or other distribution of any kind;

         (b) No Option Share shall be sold or otherwise distributed in violation of the Securities Act of 1933 or any other applicable federal or state securities laws;



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


         (c) If the Optionee is subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), he shall:

          (i) be aware that the actual accrual of any right under the Option to purchase Option Shares is an event that requires reporting on Form 4 under Section 16(a) of the Exchange Act.

         (ii) be aware that any sale by him or his immediate family of the Corporation's Common Stock within six months before or after the granting of any Option may create liability for him under Section 16(b) of the Exchange Act,

        (iii) consult with his counsel regarding the application of Section 16(b) of the Exchange Act prior to any exercise of the Option, and prior to any sale of the Corporation's Common Stock,

         (iv) assist the Corporation with the filing of a Form 3, 4 or 5 with the Securities and Exchange Commission, and

          (v) timely file all reports required under the federal securities laws, and

         (d) The Optionee shall report all sales of Option shares to the Corporation in writing on a form prescribed by the Corporation.

     The forgoing restrictions or notices thereof may be placed on the certificates representing the Option Shares purchased pursuant to the Option and the Corporation may refuse to issue the certificates or to transfer the shares on its books unless it is satisfied that no violation of such restrictions will occur.

     6. Transferability of Option.The Option shall not be transferable except by will or the laws of descent and distribution, and any attempt to do so shall void the Option.

     7. Adjustment By Stock Split, Stock Dividend, Etc. If at any time the Corporation increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its Common Stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its Common Stock, the numbers, rights, and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.

     8.   Merger or Consolidation.

         (a) Effect of Transaction. Upon the occurrence of any of the following events, if the notice requirements of Paragraph 8(b) have been given, the Option shall automatically terminate and be of no further force or effect whatsoever:

           (i) the merger or consolidation of the Corporation with one or more other corporations, regardless of which entity survives the transaction;


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



          (ii) the dissolution or liquidation of the Corporation;

         (iii) the appointment of a receiver for all, or substantially all, of the Corporation's assets or business;

          (iv) the appointment of a trustee for the Corporation after a petition has been filed for the Corporation's reorganization under applicable statutes; or

           (v) the sale, lease or exchange of all, or substantially all, of the Corporation's assets and business.

         (b) Notice of Such Occurrence. At least 15 days' prior written notice of any event described in Paragraph 8 (a), except the transactions described in Subparagraphs 8 (a) (iii) and (iv) as to which no notice shall be required, shall, at the Corporation's option, be given by the Corporation to the Optionee. After receipt of such notice, the Optionee may at any time before the occurrence of the event requiring the giving of notice exercise the unexercised portion of the Option as to all the shares covered thereby. Such notice shall be deemed to have been given when delivered personally to the Optionee or pursuant to the provisions of Paragraph 11 of this Agreement. If no such notice shall be given with respect to a transaction described in Subparagraphs 8(a) (i), (ii) or (v), the provisions of Paragraph 8(a) shall not apply and the Option shall not terminate upon the occurrence of such transaction.

     9. Common Stock To Be Received Upon Exercise. Optionee understands that the Corporation is under no obligation to register the Option Shares under the Securities Act of 1933, as amended (the "Act") and that in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the Act. The Corporation is under no obligation to comply, or to assist the Optionee in complying with any exemption from such registration requirement, including supplying the Optionee with any information necessary to permit routine sales of the Stock under Rule 144 of the Securities and Exchange Commission. Optionee also understands that with respect to Rule 144, routine sales of securities made in reliance upon such Rule can only be made in limited amounts in accordance with the terms and conditions of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another disclosure exemption under the Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the Act or an exemption from registration.

     Furthermore, the Optionee fully understands that the Option Shares have not been registered under the Act and that they will be issued in reliance upon an exemption which is available only if Optionee acquires such shares for investment and not with a view to distribution. Optionee is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Act and the special meaning given to such term in various release of the Securities and Exchange Commission.

     10. Privilege of Ownership. Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

     11. Notices. Any notices required or permitted to be given under this Agreement shall be in writing and they shall be deemed to be given upon receipt




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


by sender of sender's return receipt for acknowledgement of delivery of said notice by postage prepaid registered mail. Such notice shall be addressed to the party to be notified as shown below:

     Corporation:      Gold Resource Corporation
                       222 Milwaukee St., Suite 301
                       Denver, Colorado 80206

     Optionee:         At the address listed below his name on the last page of
                       this Agreement.

Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

     12. General Provisions. This instrument: (a) contains the entire agreement among the parties, (b) may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the parties sought to be charged with such amendment or waiver, (c) shall be constructed in accordance with, and governed by, the laws of the State of Colorado, (d) shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth and (e) shall be subject to the provisions of the Plan, which Plan provisions shall govern if they conflict herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below, to be effective as of the date and year first above written.

                               GOLD RESOURCE CORPORATION

Date: (Date)                   By:
                                  ------------------------------------------
                                  William W. Reid President and Chairman of
                                  the Board

                               OPTIONEE:

Date:  (Date)                  By:
      --------                    ------------------------------------------
                                  Name:       (Name)
                                  Address:

                                    EXHIBIT A
                          TO GOLD RESOURCE CORPORATION
                             STOCK OTPION AGREEMENT

                            GOLD RESOURCE CORPORATION
                   NOTICE AND AGREEMENT FO EXERCISE OF OPTION

     I hereby exercise my Gold Resource Corporation Stock Option dated as to shares of Gold Resource Corporation $.001 par value Common Stock (the "Option Shares").

     Enclosed are the documents and payment specified in Paragraph 4 of my Option Agreement.

     I understand that no Option Shares will be issued unless and until, in the opinion of Gold Resource Corporation (the "Corporation"), any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. I hereby acknowledge, represent, warrant and agree, to and with the Corporation as follows:

(a) The Option Shares I am purchasing are being acquired for my own account for investment purposes only and with no view to their resale or other distribution of any kind, and no other person (except, if I am married, my spouse) will own any interest therein.

(b) I will not sell or dispose of my Option Shares in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws.

(c) If and so long as I am subject to reporting requirements under Section 16(a) of the Securities Act of 1934, as amended (the "Exchange Act"), I recognize that any sale by me or my immediate family in the Corporations $.001 par value Common Stock within six months before the date of grant of my stock option may create liability for me under section 16(b) of the Exchange Act ("Section 16(b)").

(d) I have consulted with my counsel regarding the application of Section 16(b) to this exercise of my option.

(e) I will consult with my counsel regarding the application of Section 16(b) before I make any sale of the Corporation's $.001 par value Common Stock, including the Option Shares.

(f) I will report all sales of Option Shares to the Corporation in writing on a form prescribed by the Corporation.

(g) I will assist the Corporation in the filing of a Form 4 with the Securities and Exchange Commission and will timely file all reports that I may be required to file under the federal securities laws.

(h) I agree that the Corporation may, without liability for its good faith actions, place legend restrictions upon my Option Shares and issue "stop transfer" instructions requiring compliance with applicable securities laws and the terms of my Option.

         The number of Option Shares specified above are to be issued in the following registration.


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         (Print Your Name)                               Signature



(Option-Print Name of Spouse               -------------------------------------
if you wish joint registration)
                                           -------------------------------------
                                                          Address

                                    EXHIBIT B
                          TO GOLD RESOURCE CORPORATION
                             STOCK OTPION AGREEMENT

                         REQUEST FOR PAYMIENT IN SHARES

     I hereby request that the Option Committee approve that I may pay the $________________ Option Price (must be greater than $2,000) for the exercise of my Gold Resource Corporation stock option dated as to __________________________ shares of the $.001 par value Common Stock in the following manner:

1.   Amount of payment in cash or certified funds. $ _______________.

2. Amount of payment by delivery to the Corporation for cancellation of shares of the Corporation's Common Stock. $__________________,

     I understand that the shares of the Corporation's Common Stock which must be tendered to the Corporation for payment of the Option Price, if this request is approved, must have a Fair Market Value equal to the portion of the Option Price not paid in cash or certified funds. The market price of the Corporation's Common Stock will be determined by the Option Committee pursuant to the terms of the Stock Option Agreement.

     I understand that the Option Committee has discretion to approve or deny this request.


--------------------------------------    --------------------------------------
         (Print your name)                            Signature

Request Approved:
                  ---------------------------                  -----------------
                  Member of Option Committee                         Date

Request Denied:
                  ---------------------------                  -----------------
                  Member of Option Committee                         Date